Annual Fund Operating Expenses - AZL MVP DFA Multi-Strategy Fund - AZL MVP DFA Multi-Strategy Fund	Apr. 30, 2021
Operating Expenses:
Management Fees (as a percentage of Assets)	0.20%
Other Expenses (as a percentage of Assets):	0.10%
Acquired Fund Fees and Expenses	0.85%	[1]
Expenses (as a percentage of Assets)	1.15%
Fee Waiver or Reimbursement	(0.15%)	[2],[3]
Net Expenses (as a percentage of Assets)	1.00%	[2],[3]

[1]
Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

[2]
The Manager and the Fund have entered into a written agreement limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.15% through at least April 30, 2022, after which the expense limitation agreement may be terminated for any reason by the Fund at any time or by the Manager on 30 days written notice to the Fund. Amounts contractually waived or reimbursed under the expense limitation agreement in a particular fiscal year may be recouped by the Manager within the next three fiscal years to the extent that recoupment will not cause the Fund’s expenses to exceed the lesser of any applicable limits in effect (i) at the time of the original waiver and (ii) at the time of such reimbursement, as supported by standard accounting practices.

[3]
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.10% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.